Tidal Trust II N-CSRS

EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Tidal Trust II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Tidal Trust II for the period ended April 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Tidal Trust II for the stated period.

/s/ Eric W. Falkeis	/s/ Ally L. Mueller
Eric W. Falkeis President/Principal Executive Officer, Tidal Trust II	Ally L. Mueller Treasurer/Principal Financial Officer, Tidal Trust II

Dated:	July 6, 2023	Dated:	July 6, 2023

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Tidal Trust II for purposes of Section 18 of the Securities Exchange Act of 1934.

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